UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.             )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Silicon Laboratories Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Silicon Laboratories Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on April 20, 2023 For Stockholders of record as of February 24, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials and to obtain directions to attend the meeting, go to: www.proxydocs.com/SLAB. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/SLAB Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 10, 2023. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/SLAB (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Silicon Laboratories Inc. Meeting Type: Annual Meeting of Stockholders Date: Thursday, April 20, 2023 Time: 9:00 AM, Central Daylight Time Place: Annual Meeting to be held live via the Internet Please visit www.proxydocs.com/SLAB for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/SLAB. SEE REVERSE FOR FULL AGENDA

Silicon Laboratories Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR the election of the director nominees in Proposal 1 and FOR Proposals 2 and 3. The Board recommends you vote 1 YEAR on proposal 4. 1. To elect three Class I directors to serve on the Board of Directors until our 2026 annual meeting of stockholders or until a successor is duly elected and qualified; 1.01 Navdeep S. Sooch 1.02 Robert J. Conrad 1.03 Nina Richardson 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023; 3. To vote on an advisory (non-binding) resolution to approve executive compensation; 4. To vote on an advisory (non-binding) resolution regarding the frequency of holding future advisory votes regarding executive compensation; and 5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof. matters NOTE: In as accordance they may properly with the come discretion before of the the meeting. proxy holders, to act upon all matters incident to the conduct of the meeting and upon other